UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 2, 2021
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 2, 2021, Earthstone Energy, Inc. (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a subsidiary of the Company (“EEH” or the “Buyer”), and Foreland Investments LP, a Delaware limited partnership (“Foreland”), as seller, consummated the transactions contemplated in the Purchase and Sale Agreement dated September 30, 2021 by and among Earthstone, EEH and Foreland (the “Foreland Purchase Agreement”) that was previously reported on Form 8-K filed on October 4, 2021 with the Securities and Exchange Commission (“SEC”). At the closing of the Foreland Purchase Agreement, among other things, EEH acquired (the “Foreland Acquisition”) interests in oil and gas leases and related property of Foreland located in Irion County and Crockett County, Texas, for a purchase price (the “Foreland Purchase Price”) of approximately $16.3 million in cash, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between EEH and Foreland, and 2,611,111 shares (the “Foreland Shares”) of Class A common stock, $0.001 par value per share, of Earthstone (the “Class A Common Stock”). Also, on November 2, 2021, Earthstone and EEH, as buyer, and BCC-Foreland LLC, a Delaware limited liability company (“BCC”), as seller, consummated the transactions contemplated in the Purchase and Sale Agreement dated September 30, 2021 by and among Earthstone, EEH and BCC (the “BCC Purchase Agreement” and together with the Foreland Purchase Agreement, the “Purchase Agreements”) that was previously reported on Form 8-K filed on October 4, 2021 with the SEC. At the closing of the BCC Purchase Agreement, among other things, EEH acquired (the “BCC Acquisition” and together with the Foreland Acquisition, the “Transaction”) certain well-bore interests and related equipment held by BCC that are part of a joint development agreement between Foreland, Foreland Operating, LLC, and BCC involving portions of the acreage covered by the Foreland Purchase Agreement for a purchase price (the “BCC Purchase Price”) of approximately $23.0 million in cash, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between EEH and BCC.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 2, 2021, in connection with the closing of the Foreland Purchase Agreement, Earthstone, Foreland and its equity holders entered into a registration rights agreement (the “Foreland Registration Rights Agreement”) relating to the Foreland Shares. The Foreland Registration Rights Agreement provides that, within sixty days after the closing date of the Foreland Acquisition, Earthstone will prepare and file a registration statement to permit the public resale of the Foreland Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all such shares of Class A Common Stock have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until the distribution of the Class A Common Stock does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued in connection with the Foreland Acquisition outstanding or (ii) three years after the closing of the Foreland Acquisition.

The foregoing description of the Foreland Registration Rights Agreement is qualified in its entirety by the terms of the Foreland Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the closing of the Foreland Purchase Agreement, Earthstone entered into a customary lock-up agreement on November 2, 2021 with Foreland and its equity holders providing that such holders will not transfer any of the Foreland Shares for 60 days after the closing of the Foreland Acquisition. Sixty days after the closing of Foreland Acquisition, 25% of the Foreland Shares may be transferred; ninety days after the closing of the Foreland Acquisition, an additional 25% of the Foreland Shares may be transferred; and one hundred twenty days after the closing of the Foreland Acquisition, the remaining 50% of the Foreland Shares may be transferred.

The foregoing description of the Lock-up Agreement is qualified in its entirety by the terms of the Form of Lock-up Agreement attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 2, 2021, pursuant to the closing of the Purchase Agreements, among other things, EEH completed the Transaction for an aggregate cash consideration of approximately $39.3 million, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between EEH and Foreland and EEH and BCC, as applicable, and 2,611,111 shares of Class A Common Stock, as described above.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Foreland Shares in Item 2.01 above is incorporated in this Item 3.02 by reference.

The shares of Class A Common Stock issued pursuant to the Foreland Purchase Agreement were issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act. Earthstone relied upon representations, warranties, certifications and agreements of Foreland and its equity holders (as applicable) in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On November 2, 2021, the Company issued a press release announcing the consummation of the Purchase Agreements. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*
Purchase and Sale Agreement dated as of September 30, 2021, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC, and Foreland Investments LP (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on October 4, 2021).

2.2*
Purchase and Sale Agreement dated as of September 30, 2021, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC, and BCC-Foreland LLC (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Registrant with the SEC on October 4, 2021).

10.1
Registration Rights Agreement dated November 2, 2021, by and among Earthstone Energy, Inc., Foreland Investments LP, the parties listed on Schedule I thereto, and the Persons identified on Schedule II thereto.

10.2	Form of Lock-up Agreement.
99.1	Press Release dated November 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	November 2, 2021	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration